10.2                      Amendment No. 1 to Asset Purchase Agreement

AMENDMENT TO
ASSIGNMENT AGREEMENT
of the
Amended and Restated Master Global Marketing and Distribution Agreement
Asset Purchase Agreement
Security Agreement and
Line of Credit Agreement

This Amendment to Assignment Agreement (the “Amended Assignment Agreement”), and is made as of the 3rd day of January 2011, by and among 5BARZ INTERNATIONAL INC., a corporation with offices at 601 Union Street, Suite 4500, Seattle, WA 98101 (“5BARZ”) and DOLLARDEX GROUP CORP., a Panama corporation with offices at Torre Global Bank, Suite 2403, Calle 50, Panama City, Panama, (“DOLLARDEX”) and CELLYNX GROUP INC. (“CELLYNX”), collectively the “Parties”.

WITNESSETH:

WHEREAS, the Parties have entered into an Assignment Agreement dated as December 30, 2010) whereby DOLLARDEX assigned to 5BARZ certain agreements with CELLYNX,  (the “Assignment Agreement”).

WHEREAS, the Parties are desirous of amending the Assignment Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

TERMS AND CONDITIONS

1.1	Paragraph 1.1 of the Assignment Agreement is hereby amended to read in full as follows:

DOLLARDEX hereby agrees to assign all right, title, and interest in The Agreements to 5BARZ in exchange for 15,600,000 shares of 5BARZ  common stock and a promissory note in the amount of $370,000 with interest at 5% per annum payable at any time at the sole option of 5BARZ  (Appendix I).

All other terms and conditions of the Assignment Agreement shall remain in full force and effect.

1.2	Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused  this Amended Assignment Agreement to be executed by their duly authorized representatives as of the day and year first written above.

CELLYNX GROUP, INC.

By: _______________________
Name: Norman W. Collins
Title: Chairman & Chief Executive Officer

DOLLARDEX GROUP CORP.

By:______________________
Name: Daniel S. Bland
Title: Chief Executive Officer

5BARZ INTERNATIONAL INC.

By:______________________
Name: Daniel S. Bland
Title: Chief Executive Officer

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